UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07888

Limited Term Tax-Exempt Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Limited Term Tax-Exempt Bond Fund of America

A history of steady results

[photo of rows of plants in a field]

Annual report for the year ended July 31, 2008

Limited Term Tax-Exempt Bond Fund of AmericaSM seeks current income exempt from regular federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal bonds. The fund’s portfolio maintains a dollar-weighted average maturity between three and 10 years.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 2.50% maximum sales charge*	0.30%	1.95%	3.56%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.66%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on page 20 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 3.33% (3.30% without the fee waiver). (For investors in the 35% tax bracket, this is equivalent to a taxable yield of 5.12% — 5.08% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 3.44% (3.41% without the fee waiver). Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax adviser.

In this report

Special feature

4	A history of steady results
On the occasion of the fund’s 15th anniversary, we thought it would be instructive to re-examine the fund’s objective and long term track record.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

8	Summary investment portfolio

14	Financial statements

27	Board of trustees and other officers

[photo of rows of plants in a field]

Fellow shareholders:

The past fiscal year was one of the most challenging in the 15-year history of Limited Term Tax-Exempt Bond Fund of America. Bond prices weakened broadly as troubles with taxable debt seeped into the tax-exempt market and altered investors’ perceptions of risk.

In this environment, Limited Term Tax-Exempt Bond Fund of America produced a total return of 2.9% for the 12 months ended July 31, 2008. The fund’s return was bolstered by the portfolio’s stream of monthly dividends, which totaled 53.5 cents a share for the year. Shareholders who reinvested these dividends enjoyed a tax-free income return of 3.6%, equivalent to a 5.5% return from a taxable investment for those in the top federal tax bracket of 35%. Those who took dividends in cash recorded a 3.5% income return. The fund’s slightly lower total return reflects a decline in the share price over the fiscal year from $15.11 to $15.01.

The fund’s results approximated that of its peer group as measured by the Lipper Intermediate Municipal Debt Funds Average, which produced a 3.0% return. However, the unmanaged Lehman Brothers (7-Year) Municipal Bond Index, a proxy for the intermediate municipal market, bested both, returning 5.8% for the year. Index results benefited from a concentrated weighting in the highest quality bonds, and its return does not include expenses.

Bond market overview

Troubles in the bond market were largely spawned by a depressed housing market and problems with mortgage-related loans. As defaults and foreclosures escalated, a host of debt instruments secured by mortgage obligations came under intense pressure. Many of these secured bonds were held by banks and other financial institutions, which were compelled to record large losses as a result of the deteriorating quality of mortgage-related loans.

The municipal market was indirectly, but significantly, impacted by these mortgage-related problems. As troubles mounted, municipal bond insurers saw their credit ratings clipped because of their exposure to taxable mortgage-backed securities. These insurers guarantee a substantial portion of municipal issuance. As their ratings fell, so did the value of their guarantees and the prices of the bonds they backed. As credit conditions continued to weaken, bond investors demanded larger risk premiums for a wide variety of bonds, especially lower rated debt and most classes of revenue bonds.

Investor concerns were further heightened by dislocations in the insured auction-rate securities market. These securities are floating rate bonds that rely on regular auctions to reset their interest rates. As buyers shunned these insured bonds, dealer-sponsored auctions failed and the bonds ceased to trade.

[Begin Sidebar]
Results at a glance

For periods ended July 31, 2008, with dividends reinvested

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since
				10/6/93)
Limited Term Tax-Exempt Bond Fund of America
(Class A shares)	2.91%	3.21%	3.85%	4.41%
Lehman Brothers (7-Year) Municipal Bond Index*	5.83	4.20	4.89	5.09
Lipper Intermediate Municipal Debt Funds Average	2.97	3.16	3.92	4.35

*The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

The Federal Reserve responded to deteriorating market conditions by significantly expanding its lending facilities and slashing the federal funds rate 3.25 percentage points from September 2007 through April 2008. These rate cuts helped bolster returns for many short- and intermediate-term bonds. Additionally, top-quality general obligation bonds benefited from increased demand, as investors sought refuge in those debt securities least likely to be impaired by credit concerns.

How the fund responded

Limited Term Tax-Exempt Bond Fund of America concentrates on short- to intermediate-term bonds that carry investment-grade ratings. This conservative approach to municipal investing has provided steady income for our shareholders and has largely buffered them from the extremes of market turbulence. For a more detailed review of the fund’s track record, we invite you to read our feature article, “A history of steady results,” beginning on page 4.

During the past fiscal year, the fund maintained its broad exposure to investment-grade bonds, but the mix of securities in each rating category was altered largely by downgrades to the bond insurers. Insured bonds represent the largest class of municipal debt in the portfolio, roughly 25% of holdings. Rating downgrades contributed to a lower weighting of AAA-rated bonds in the portfolio (19.4% at year-end, down from 35.3% the previous year). Conversely, the fund’s weighting in AA-rated bonds rose (to 34.2% from 26.7%), as did its weighting in A-rated bonds (to 22.1% from 17.1%).

Though rating actions dented market valuations on these bonds, we largely maintained our insured holdings, buoyed by the extensive research we do on every purchase. Our research helps us identify the fundamental strengths and weaknesses of portfolio holdings, apart from guarantees or agency ratings, and gives us comfort in maintaining positions when market conditions become unsettled.

Our research efforts also guided us to developing opportunities during the recent market turmoil. As a result, the fund added to its exposure in the hospital sector and in high-quality single family housing bonds that met our research criteria. Overall, net assets of the fund increased about 24.3% for the year.

Going forward

Over the near term, the depressed housing market, ongoing mortgage problems and sluggish economic growth are likely to keep a lid on interest rates, despite worries about creeping inflation. In this environment, risk premiums are likely to linger at current wider levels. Yet with intermediate municipal bond yields at about 96% of U.S. Treasury yields at fiscal year-end, our outlook for the fund and its investment prospects remains quite positive. In many respects, the recent re-pricing of the municipal market has expanded the realm of potentially attractive investment opportunities that meet our rigorous research criteria and serve the goals of our shareholders.

As always, we take a long-term perspective on all our holdings and encourage you to do the same.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Brenda S. Ellerin

Brenda S. Ellerin
President

September 12, 2008

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Tax-exempt yields vs. taxable yields

Find your estimated taxable income below to determine your federal tax rate,* then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 3.48%† tax-exempt distribution rate in July. For example, investors in the highest federal tax bracket (35%) would need a taxable distribution rate of 5.35% to match the fund’s distribution rate.

If your taxable income is …
Single	Joint	… then your federal tax rate is …	The fund’s tax-exempt distribution rate of 3.48% is equivalent to a taxable rate of …

$0 – 8,025	$0 – 16,050	10.0%	3.87%
8,026 – 32,550	16,051 – 65,100	15.0	4.09
32,551 – 78,850	65,101 – 131,450	25.0	4.64
78,851 – 164,550	131,451 – 200,300	28.0	4.83
164,551 – 357,700	200,301 – 357,700	33.0	5.19
Over 357,700	Over 357,700	35.0	5.35

*Based on 2008 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

† The distribution rate is based on dividends paid over the last 12 months divided by the maximum offering price as of July 31, 2008.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its relatively short lifetime, Limited Term Tax-Exempt Bond Fund of America at net asset value has done better than the Lipper Intermediate Municipal Debt Funds Average.

The chart shows the periods since the fund’s inception on October 6, 1993, to July 31, 2008, with dividends reinvested.

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2

[begin mountain chart]
Date	The fund at maximum sales charge[1]	The fund at net asset value (without sales charge)	Lehman Brothers (7-Year) Municipal Bond Index[3]	Lipper Intermediate Municipal Debt Funds Average[4]

10/6/1993	$9,750	$10,000	$10,000	$10,000
10/31/1993	$9,914	$10,171	$10,026	$10,020
1/31/1994	$10,207	$10,472	$10,228	$10,232
4/30/1994	$9,795	$10,049	$9,810	$9,780
7/31/1994	$9,953	$10,211	$9,980	$9,962
10/31/1994	$9,839	$10,094	$9,836	$9,773
1/31/1995	$9,957	$10,215	$10,024	$9,993
4/30/1995	$10,283	$10,549	$10,384	$10,325
7/31/1995	$10,596	$10,870	$10,786	$10,619
10/31/1995	$10,850	$11,131	$11,051	$10,897
1/31/1996	$11,084	$11,371	$11,341	$11,183
4/30/1996	$11,018	$11,303	$11,171	$11,014
7/31/1996	$11,167	$11,456	$11,333	$11,192
10/31/1996	$11,395	$11,691	$11,565	$11,414
1/31/1997	$11,523	$11,821	$11,764	$11,565
4/30/1997	$11,588	$11,888	$11,768	$11,605
7/31/1997	$12,055	$12,367	$12,309	$12,114
10/31/1997	$12,159	$12,474	$12,424	$12,203
1/31/1998	$12,420	$12,741	$12,753	$12,521
4/30/1998	$12,414	$12,735	$12,691	$12,477
7/31/1998	$12,652	$12,979	$12,957	$12,718
10/31/1998	$12,949	$13,284	$13,342	$13,034
1/31/1999	$13,123	$13,463	$13,602	$13,256
4/30/1999	$13,108	$13,448	$13,552	$13,219
7/31/1999	$12,979	$13,315	$13,380	$13,004
10/31/1999	$12,903	$13,237	$13,343	$12,818
1/31/2000	$12,880	$13,214	$13,354	$12,802
4/30/2000	$13,041	$13,379	$13,548	$13,056
7/31/2000	$13,379	$13,726	$13,994	$13,432
10/31/2000	$13,609	$13,962	$14,254	$13,664
1/31/2001	$14,058	$14,422	$14,850	$14,172
4/30/2001	$14,176	$14,543	$14,845	$14,185
7/31/2001	$14,582	$14,959	$15,276	$14,595
10/31/2001	$14,871	$15,256	$15,659	$14,934
1/31/2002	$14,791	$15,174	$15,647	$14,884
4/30/2002	$14,974	$15,361	$15,888	$15,069
7/31/2002	$15,357	$15,754	$16,367	$15,494
10/31/2002	$15,493	$15,895	$16,640	$15,681
1/31/2003	$15,718	$16,125	$16,902	$15,870
4/30/2003	$16,004	$16,418	$17,257	$16,198
7/31/2003	$15,772	$16,180	$16,999	$15,938
10/31/2003	$16,238	$16,659	$17,598	$16,391
1/31/2004	$16,538	$16,966	$17,969	$16,699
4/30/2004	$16,342	$16,765	$17,660	$16,471
7/31/2004	$16,466	$16,892	$17,877	$16,660
10/31/2004	$16,860	$17,296	$18,414	$17,090
1/31/2005	$16,921	$17,359	$18,507	$17,197
4/30/2005	$16,942	$17,381	$18,569	$17,209
7/31/2005	$17,027	$17,468	$18,584	$17,299
10/31/2005	$17,025	$17,465	$18,533	$17,258
1/31/2006	$17,195	$17,640	$18,794	$17,487
4/30/2006	$17,199	$17,645	$18,751	$17,458
7/31/2006	$17,367	$17,817	$18,985	$17,643
10/31/2006	$17,726	$18,185	$19,458	$18,051
1/31/2007	$17,738	$18,198	$19,426	$18,064
4/30/2007	$17,953	$18,418	$19,711	$18,281
7/31/2007	$17,945	$18,410	$19,730	$18,252
10/31/2007	$18,202	$18,673	$20,164	$18,504
1/31/2008	$18,675	$19,159	$20,993	$18,961
4/30/2008	$18,474	$18,952	$20,803	$18,782
7/31/2008	$18,466	$18,944	$20,880	$18,779
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]The index is unmanaged and its results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The average does not reflect the effect of sales charges.
[5]For the period October 6, 1993, to July 31, 1994.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2008)*

	1 year	5 years	10 years

Class A shares	0.32%	2.68%	3.59%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 20 for details.

A history of steady results

Municipal bonds have been making headlines during the past year. Among the items were troubles with auction-rate securities that severely impacted several closed-end funds and imperiled the savings of scores of individual bondholders. This may surprise some investors, particularly those accustomed to regarding municipal bonds as dull and predictable.

[photo of a field]

Troubles in the municipal market are nothing new. There have been several challenging periods for the municipal market since Limited Term Tax-Exempt Bond Fund of America launched in October 1993. In fact, the fund’s first full calendar year, 1994, was particularly harrowing and will be remembered for an unprecedented bond bear market.

On the occasion of the fund’s 15th anniversary, we thought it would be instructive to re-examine the fund’s objective and long-term track record, and to discuss how active, professional management has helped to steady results over the life of the fund, despite periods of market turmoil.

A median approach

In our first letter to shareholders (March 1994), we explained how Limited Term Tax-Exempt Bond Fund of America “was launched in the hope that it would offer its shareholders higher income than short-term investments and less price volatility than long-term bonds.” Price stability is vital for investors seeking to preserve capital — a stated objective of this fund.

[Begin Sidebar]
Returns in context

Limited Term Tax-Exempt Bond Fund of America has weathered some difficult and volatile bond markets during its 15-year history. This chart shows how the fund’s focus on intermediate-term bonds has tended to provide better returns than a short-term, money market fund, while avoiding most of the volatility associated with longer term municipal bond funds. The bars represent total returns of Limited Term Tax-Exempt Bond Fund of America (LTEX Class A), the unmanaged Lehman Brothers Municipal Bond Index (Lehman index) and the Lipper tax-exempt money market funds average (Lipper MMF avg.) for the calendar years shown.

’93	’94	’95	’96

Lipper MMF avg.	0.53%	2.48%	3.50%	3.08%
LTEX Class A	3.47	-2.89	12.36	4.46
Lehman index	1.40	-5.17	17.46	4.43

When the fund	The fund’s first	Inflation moderated	Interest rates fell
began on October 6,	full year was one	and economic	at the start of
1993, short-term	of the worst in	growth slowed, helping	the year, spurred
interest rates were	bond market history.	bond prices recover.	by another rate
at 30-year lows	Prices plunged and	The Fed raised rates	cut from the
and the economy	yields rose sharply	early in the year,	Federal Reserve.
was heating up.	on fears of rising	only to lower them	But by the end
	inflation. The Federal	during the second half.	of the year rates
	Reserve raised the		began to rise
	federal funds rate		again as inflation
	six times.		worries took
center stage.

’97	’98	’99	’00

Lipper MMF avg.	3.22%	3.04%	2.81%	3.64%
LTEX Class A	7.30	5.50	-0.60	7.45
Lehman index	9.19	6.48	-2.06	11.68

Bond prices fell in	Investors sought	The second-worst	The Fed continued
the first half of the	refuge in bonds as	year for the fund as	the rate increases
year after the Fed	the currencies and	strong economic	that began in
increased the federal	stocks of several	growth sapped	1999, bringing
funds rate to 5.5%.	developing markets	demand for bonds.	the federal funds
Later, prices recovered	plunged. Strong	The Fed began to	rate to 6.5% by
as economic growth	demand helped push	raise rates over	mid-year. Bond
moderated to a	interest rates to a	concerns about the	prices rose later
favorable pace.	20-year low.	surging economy.	in the year after
stocks peaked and
began to fall.

’01	’02	’03	’04

Lipper MMF avg.	2.36%	0.99%	0.57%	0.67%
LTEX Class A	5.24	7.81	4.28	2.77
Lehman index	5.13	9.60	5.31	4.48

The U.S. slid into a	Corporate accounting	The Fed cut the	Municipal bond
recession early in	scandals and a	federal funds rate	prices sagged as
the year, despite	slumping stock market	to 1.00%, the	the Fed began
aggressive rate	fueled a new flight to	lowest level since	steadily raising
cutting by the Fed.	bonds. Interest rates	1958. A few weeks	interest rates, a
Bonds staged a	in the U.S. dropped	later, however,	quarter-point at
brief rally after	to 40-year lows.	investors became	each meeting, to
September 11, but		more concerned	unwind its “easy
most of the gains		about inflation and	money” (low
were reversed		the bond market	interest rate)
when hopes for an		suffered one of the	stimulus that had
economic recovery		most rapid sellofs	helped the
pushed interest		in its history.	economy recover
back up.			from recession.

’05	’06	’07	’08*

Lipper MMF avg.	1.90%	2.93%	3.15%	1.06%
LTEX Class A	1.57	3.61	3.24	0.60
Lehman index	3.51	4.84	3.36	0.40

The Fed continues	The federal funds rate	Yield premiums	The municipal
to raise rates at each	reached 5.25% by	narrowed dramatically	market plunges in
meeting. Short-term	July as the Fed	early in the year on	late February as
bond yields rose in	continued raising	strong investor demand.	auction-rate
response, but long-	rates. The municipal	Problem mortgages	securities seize up
term yields declined,	yield curve flattened	began to disrupt the	and bond insurers
a phenomenon	considerably. Bonds	credit markets during	face credit
described as a	staged a brief rally in	the second half,	downgrades. Risk
“conundrum” by then	the second half when	prompting the Federal	premiums widen,
Federal Reserve	the Fed left rates	Reserve to begin	economic growth
chairman Alan	unchanged.	lowering rates.	slumps and the
Greenspan.			Fed takes
aggressive steps
to ease financial
market turmoil.
*Returns through 7/31
[End Sidebar]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

Price fluctuations on short-term bonds are typically much narrower than those of comparably rated bonds with longer maturity dates. But that stability comes at a price: Yields offered by short-term bonds tend to be lower than those of intermediate- and long-term bonds.

Long-term bonds, on the other hand, typically offer higher yields than short- or intermediate-term bonds with similar ratings. The higher yield of long-term bonds is the reward for the extra risks investors assume while waiting for their principal to be returned. The main risk is inflation, which diminishes the value of principal when it is returned at maturity. Additionally, long-term bonds are generally more sensitive to changes in the interest-rate environment, one of the main determinants of a bond’s price. Over the fund’s lifetime, long-term bonds have fluctuated more than short-term bonds. This can create problems for investors who need to sell bonds before they mature.

The fund’s concentration on intermediate maturities — its “limited term” focus — provides a prudent middle ground for investors. It aims to combine the best attributes of both short- and long-term bonds: greater price stability with a relatively more attractive income return. This median approach is especially important for retirees who need stable investment income for living expenses. The fund’s success in meeting this objective can be seen in the tables on page 7, which show its relative volatility and history of steady results.

Is the security secure?

Municipal bonds are regarded as generally safe for most investors. While relatively rare, municipal defaults do occur from time to time, mainly because of weaknesses in local economies. Yet an outright default is not the only worry for investors. A decline in credit quality can also severely devalue a bond and limit an investor’s ability to sell a security. Credit quality is a crucial factor in determining a bond’s yield and its potential for price volatility and liquidity under changing market conditions.

Unlike Treasury bonds, which carry the highest ratings and have no credit risk, municipal bonds have ratings that vary according to the underlying credit strength of the state or local entity that issues the bonds. In some cases, a bond’s rating may rely on the credit strength of a private organization, such as a hospital or electric utility that is affiliated with, or provides a service to, a particular region. In other instances, a bond’s rating may be bolstered by the guarantee of an insurer or a bank letter of credit.

Limited Term Tax-Exempt Bond Fund of America seeks to cushion its shareholders against credit concerns by investing in bonds with investment-grade ratings, e.g., BBB or higher. Such bonds are deemed appropriate for most investors by bond rating agencies, such as Standard & Poor’s and Moody’s. Moreover, approximately 54% of the portfolio holdings are in the two highest rating categories — AAA and AA — which enhances the fund’s credit profile. The highest quality bonds are the least likely to experience serious credit erosion and are usually less volatile under stressed market conditions.

Research drives investment decisions

High credit quality and an intermediate focus are the basic structural elements of the fund’s objective that have helped moderate risk and safeguard principal. The fund’s research efforts go a step further by locating attractive investment opportunities, monitoring changing market conditions and continually evaluating the prospects of each security held in the portfolio.

Our research also complements the credit opinions of rating agencies. Determining an issuer’s credit quality and a bond’s potential risks can be as much art as science, so our additional scrutiny provides a more comprehensive assessment of potential risks and rewards, combining the dual perspectives of appraiser and buyer. Buyers bring a different set of questions to the evaluation process, because owning a security is quite different from merely appraising its value.

Delving beyond the agency ratings is increasingly important for bonds that rely on insurance guarantees or letters of credit to support high ratings. During the past year as bond insurers saw their ratings lowered, insured bonds typically devolved to their underlying credit quality. Our research helps us distinguish between the value of the insurance and the underlying value of the bond. Furthermore, changes to agency ratings too often have been reactive instead of proactive; the market usually re-prices a security before the agencies have re-rated it. Our research helps us anticipate changes in credit quality and evaluate the appropriateness of risk premiums that the market assigns to bonds.

Careful research is a vital part of any security selection, but it is especially important for those with longer investment horizons. The portfolio counselors and analysts of Limited Term Tax-Exempt Bond Fund of America thoroughly evaluate each bond before it goes into the portfolio, and they continue to monitor its risk profile to ensure it meets the fund’s objectives. This scrutiny augments the fund’s conservative approach and helps guard against adverse credit and market events that could impair the long-term value of the fund.

Research is not only about protection; it is equally devoted to finding the best investment opportunities available. In some instances, these securities are for institutional purchase only. Such bonds often contain more complex risk characteristics, which require a high level of knowledge to properly evaluate. To help meet this demand, we have steadily expanded our staff of municipal professionals since the fund’s inception. In every instance, the fund’s analysts bring years of experience to the task, as well as a comprehensive understanding of the municipal market. In this manner, research furthers the fund’s objectives by helping to balance opportunity with protection.

[photo of a brick wall and a tree along the side of a road]

Managing for results

Guided by the findings of our research analysts, the fund’s portfolio counselors steer a course through changing market conditions. While research identifies risks inherent in each security, portfolio counselors consider a broader view by determining how much risk is appropriate given prevailing and expected market conditions and economic cycles. This active management has helped the fund meet its income objective, while simultaneously striving to preserve shareholder principal.

[Begin Sidebar]
A history of low volatility

Limited Term Tax-Exempt Bond Fund of America has a history of relatively low volatility as indicated by standard deviation, a measure of how returns over time have varied from the mean. A low number signifies lower volatility. The table below compares the fund’s volatility to its benchmarks over the life of the fund.

Lifetime* standard deviation

Limited Term Tax-Exempt Bond Fund of America	3.10%
Lehman Brothers (7-Year) Municipal Bond Index	3.77%
Lipper Intermediate Municipal Debt Funds Average	3.62%

*From 10/31/93 to 7/31/08.

Calculated by Lipper using annualized standard deviation (based on monthly returns).
[End Sidebar]

[Begin Sidebar]
A history of income and protecting principal

Limited Term Tax-Exempt Bond Fund of America has demonstrated remarkable consistency over its 15-year life. The chart below shows the value of an initial investment ($100,000) at net asset value over 10-year rolling periods* with dividends taken in cash.

Limited Term Tax-Exempt Bond Fund of America’s income and principal

[begin bar chart]
	Dividends	Remaining Principal

7/31/2004	43,887	108,723
7/31/2005	42,048	107,348
7/31/2006	40,540	105,432
7/31/2007	38,325	102,164
7/31/2008	37,380	101,146
[end bar chart]

*Periods ending July 31 at NAV
[End Sidebar]

The broad diversity of the fund’s portfolio provides the counselors with a range of tactical possibilities. The principal generated by maturing bonds can be reinvested to shorten or extend the average maturity of the portfolio or take advantage of undervalued sectors of the market as they appear. As a result, the portfolio becomes a dynamic entity that evolves in response to economic or market changes. This flexibility is not available to individual bondholders who may own a handful of bond maturities, but frequently lack the diversity of holdings to be nimble as markets shift direction.

The fund’s portfolio counselors, Brenda Ellerin and Neil Langberg, each manage a portion of the assets independently, in accordance with the fund’s objectives, allowing them to act on their own research convictions and market expectations. Over longer periods, this method of management — known as the multiple portfolio counselor system and adopted by all the American Funds — has tended to produce more consistent results with less volatility because it amalgamates differing perspectives and approaches in a single portfolio.

In marrying its objectives and management style, Limited Term Tax-Exempt Bond Fund of America forges a distinctly moderate approach to municipal bond investing — one that is well-suited to cautious investors with a long-term investment perspective.

Summary investment portfolio, July 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Quality ratings*

Aaa/AAA	19.4%
Aa/AA	34.2
A/A	22.1
Baa/BBB	17.9
Ba/BB	0.4
Short-term securities & other assets less liabilities	6.0

*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

[end pie chart]

	Principal amount (000)	Market value (000)	Percent of net assets
Bonds & notes - 93.98%

Alabama - 0.66%
City of Mobile Industrial Dev. Board, Pollution Control Rev. Bonds (Alabama Power Co. Barry Plant Project), Series 2007-C, 5.00% 2034 (put 2015)	$5,000	$5,120.43%
Other securities		2,700.23
		7,820.66

Alaska - 1.16%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021 (preref. 2011)	6,365	6,736.57
Other securities		7,044.59
		13,780	1.16

Arizona - 2.11%
Other securities		25,125	2.11

California - 5.11%
Various Purpose G.O. Bonds, 5.00% 2015	5,000	5,337.45
Pollution Control Fncg. Auth., Rev. Ref. Bonds (Pacific Gas and Electric Co.), Series 1996-A, AMT, MBIA insured, 5.35% 2016	5,000	5,014.42
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), AMT:
Series 2003-A, 5.00% 2038 (put 2013)	2,000	1,936
Series 2005-A, 4.70% 2025 (put 2012)	4,250	4,117.51
Other securities		44,460	3.73
		60,864	5.11

Colorado - 2.93%
City and County of Denver, Airport System Rev. Bonds, Series 2008-A1-4, Subseries 2008-A1, AMT, 5.25% 2015	5,300	5,372.45
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2008-C-8, 4.10% 2036 (put 2011)	5,000	5,069.42
Other securities		24,505	2.06
		34,946	2.93

District of Columbia - 0.91%
Other securities		10,827.91

Florida - 6.89%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2008-A, 5.00% 2014	9,500	9,789.82
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds, Series 2003-E, AMT, MBIA insured, 5.375% 2017	6,075	6,111.52
Other securities		66,086	5.55
		81,986	6.89

Georgia - 1.69%
Main Street Natural Gas, Inc., Gas Project Rev. Bonds:
Series 2006-A, 5.00% 2016	2,000	1,976
Series 2006-B, 5.00% 2015-2017	7,495	6,995
Series 2007-A, 5.125% 2015	1,000	945
Series 2008-A, 5.50% 2017	2,500	2,385	1.03
Other securities		7,833.66
		20,134	1.69

Idaho - 1.25%
Housing and Fin. Assn., Single-family Mortgage Bonds, AMT:
Series 1998-C-2, 5.25% 2011	65	66
Series 1998-E-3, 5.125% 2011	75	76
Series 1998-H, 4.65% 2012	115	117
Series 1998-I-2, 4.70% 2012	45	46
Series 2001-E, Class III, 5.40% 2021	340	334
Series 2002-F, Class III, 4.875% 2023	1,315	1,338
Series 2003-C, Class III, 4.50% 2023	790	685
Series 2003-E, Class III, 5.15% 2023	750	712
Series 2006-G, Class III, 4.60% 2028	1,600	1,543
Series 2007-A, Class III, 4.85% 2028	4,000	3,796
Series 2007-B, Class III, 4.60% 2028	875	735
Series 2007-C, Class III, 4.75% 2028	1,225	1,186
Series 2007-J, Class III, 5.00% 2028	1,190	1,144
Series 2007-K, Class III, 5.20% 2028	3,200	3,090	1.25
		14,868	1.25

Illinois - 5.60%
City of Chicago, Gas Supply Rev. Ref. Bonds (Peoples Gas Light and Coke Co. Project), Series 2000-B, 4.75% 2030 (put 2014)	6,500	6,641.56
Chicago Housing Auth., Capital Program Rev. Ref. Bonds, Series 2006, FSA insured, 5.00% 2016	5,000	5,407.45
G.O. Ref. Bonds, Series of June 2006, 5.00% 2015	7,750	8,399.71
Other securities		46,253	3.88
		66,700	5.60

Indiana - 2.39%
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp. Project), Series 2004, AMT, 5.10% 2017	8,320	7,835.66
Other securities		20,600	1.73
		28,435	2.39

Kansas - 0.51%
Other securities		6,121.51

Louisiana - 1.01%
Other securities		12,001	1.01

Maryland - 0.92%
Other securities		11,009.92

Massachusetts - 1.30%
Health and Educational Facs. Auth., Rev. Bonds (CareGroup Issue), Series 2008-E-2, 5.00% 2017	5,000	5,064.42
Other securities		10,452.88
		15,516	1.30

Michigan - 3.88%
G.O. Bonds (Environmental Program and Ref. ), Series 2008-A, 5.00% 2018	5,000	5,375.45
Higher Education Student Loan Auth., Student Loan Rev. Bonds, Series XVII-Q, AMT, AMBAC insured, 4.75% 2017	5,500	5,089.43
Other securities		35,697	3.00
		46,161	3.88

Minnesota - 1.09%
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,027.42
Other securities		7,959.67
		12,986	1.09

Mississippi - 0.54%
Jackson State University Educational Building Corp., Rev. Bonds (Campus Facs. Project), Series 2007, FSA insured, 5.00% 2034 (put 2015)	6,000	6,414.54
		6,414.54

Missouri - 2.32%
Other securities		27,655	2.32

Nebraska - 1.12%
Hospital Auth. No. 3 of Douglas County, Health Facs. Rev. and Ref. Bonds (Methodist Health System), Series 2008, 5.50% 2018	5,260	5,481.46
Other securities		7,871.66
		13,352	1.12

Nevada - 2.48%
Other securities		29,512	2.48

New Jersey - 4.57%
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare's Hospital, Inc. Issue, Series 2004-B, MBIA insured, 5.25% 2013 (escrowed to maturity)	4,315	4,699.40
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024 (preref. 2013)	9,095	9,624.81
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.50% 2023	11,295	10,106.85
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,586
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,801	1.12
Other securities		16,563	1.39
		54,379	4.57

New York - 2.89%
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)	5,000	5,285.44
Other securities		29,122	2.45
		34,407	2.89

North Carolina - 2.91%
Eastern Municipal Power Agcy.:
Power System Rev. Bonds, Ref. Series 2008-A, 5.00% 2016	2,000	2,051
Power System Rev. Ref. Bonds:
Series 1993-B, 6.125% 2009	1,000	1,013
Series 2003-A, 5.50% 2011-2012	3,155	3,291
Series 2003-C, 5.125% 2014	2,000	2,060
Series 2003-F, 5.50% 2014-2016	3,900	4,092	1.05
Municipal Power Agcy. No. 1, Catawaba Electric Rev. Bonds:
Ref. Series 2008-A, 5.25% 2017	3,000	3,173
Series 1992, 6.00% 2010	3,000	3,133
Series 1997-A, 5.125% 2011	2,750	2,777
Series 1999-B, 6.50%-6.625% 2009-2010	4,160	4,307
Series 2003-A, 5.50% 2012-2013	4,750	5,056	1.55
Other securities		3,669.31
		34,622	2.91

Ohio - 2.72%
Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.125% 2024	7,285	6,495.55
Other securities		25,845	2.17
		32,340	2.72

Pennsylvania - 3.83%
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds:
Series 2008-A, 5.00% 2017-2018	8,500	8,822
Series 2008-B, 5.00% 2018	3,250	3,365	1.03
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,768.57
Health Care Facs. Auth. of Sayre, Rev. Bonds (Guthrie Health Issue), Series 2007, 2.447% 2017 (1)	8,085	7,186.60
Other securities		19,406	1.63
		45,547	3.83

Puerto Rico - 1.50%
Public Buildings Auth., Government Facs. Rev. Ref. Bonds:
Series M-2, 5.75% 2034 (put 2017)	5,500	5,625
Series M-2, 5.50% 2035 (put 2017)	4,250	4,372
Series N, 5.25% 2016	2,000	2,042	1.01
Other securities		5,834.49
		17,873	1.50

Rhode Island - 0.73%
Other securities		8,747.73

South Carolina - 1.13%
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Ref. Bonds, Series 2008, 5.00% 2018	6,000	5,818.49
Other securities		7,682.64
		13,500	1.13

Tennessee - 2.39%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.):
Series 2001, 5.00% 2009	1,935	1,958
Series 2002, 5.05% 2012	2,440	2,412.37
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A:
5.00% 2014	5,000	4,976
5.00% 2015	10,000	9,881
5.00%-5.25% 2013-2017	3,375	3,347	1.53
Other securities		5,865.49
		28,439	2.39

Texas - 15.06%
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds, Series 2007-A, 5.00% 2018	5,500	5,930.50
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	5,000	5,307.44
Harris County, Toll Road Unlimited Tax and Rev. Ref. Bonds, Series 2007-C, 5.00% 2016	5,000	5,441.46
Mission Econ. Dev. Corp., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2008, AMT, 6.00% 2020 (put 2013)	3,500	3,511.29
North Texas Tollway Auth., System Rev. Ref. Bonds:
Series 2008-E, Subseries 2008-E-3, 5.75% 2038 (put 2016)	7,350	7,723
Current Interest Bonds, Series 2008-A, 5.50%-6.00% 2018-2019	6,000	6,474	1.19
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds:
Series 2002-A, 5.50% 2010	4,740	4,895
Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,313.86
City of San Antonio, General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,696.65
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.375% 2015	5,480	6,064.51
Transportation Commission:
G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,579
G.O. Mobility Fund Bonds, Series 2008, 5.00% 2017-2018	8,250	8,914	1.13
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds:
Series 2002-B, 5.25% 2015	6,670	7,379
Series 2004-B, 5.25% 2016	10,090	11,169	1.56
Other securities		88,951	7.47
		179,346	15.06

Virginia - 0.85%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)	1,000	1,008.08
Other securities		9,161.77
		10,169.85

Virgin Islands - 0.40%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,823.40
		4,823.40

Washington - 2.66%
G.O. Bonds and Motor Vehicle Fuel Tax G.O. Bonds, Series 1992-B and AT-7, 6.40% 2017	9,400	10,930
Various Purpose G.O. Ref. Bonds, Series R-2006-A, 5.00% 2015	2,500	2,708	1.14
Other securities		18,096	1.52
		31,734	2.66

Wisconsin - 2.87%
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds (Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	3,500	3,170.27
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,519.71
Village of Weston, Pollution Control Rev. Ref. Bonds (Wisconsin Public Service Corp. Projects), Series 2006, 3.95% 2013	5,000	5,128.43
Other securities		17,334	1.46
		34,151	2.87

Other states & U.S. territories - 2.77%
Other securities		32,716	2.77

Multi-state - 0.83%
MuniMae TE Bond Subsidiary, LLC, Series A-3, AMT, 4.95% cumulative preferred (undated) (2)	6,000	5,945.50
Other securities		3,988.33
		9,933.83

Total bonds & notes (cost: $1,129,881,000)		1,118,938	93.98

	Principal amount (000)	Market value (000)	Percent of net assets
Short-term securities - 4.78%

Colorado Health Facs. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System), Series 2003-B, 2.20% 2038 (1)	$2,500	$2,500
Kansas Dev. Fin. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System), Series 2006-D, 2.10% 2031 (1)	4,800	4,800.61
Massachusetts Health and Educational Facs. Auth., Demand Rev. Bonds (Stonehill College Issue), Series 2008-K, 2.12% 2037 (1)	4,700	4,700.39
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund):
Series 1997, 2.20% 2027 (1)	805	805
Series 2003, 2.20% 2033 (1)	655	655
Series 2004, 2.20% 2034 (1)	2,720	2,720
Series 2005, 2.20% 2035 (1)	3,755	3,755.67
Board of Regents of the University of Texas System:
Rev. Fncg. System Ref. Bonds, Series 2001-A, 1.85% 2013 (1)	2,700	2,700
Rev. Fncg. System, Series 2002-A, TECP, 1.40% 8/18/2008	2,000	2,000.40
Other securities		32,250	2.71

Total short-term securities (cost: $56,885,000)		56,885	4.78

Total investment securities (cost: $1,186,766,000)		1,175,823	98.76
Other assets less liabilities		14,804	1.24

Net assets		$1,190,627	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities , including those in "Other securities," was $15,327,000, which represented 1.29% of the net assets of the fund.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

Financial statements

Statement of assets and liabilities
at July 31, 2008	(dollars in thousands)

Assets:
Investment securities at market (cost: $1,186,766)		$1,175,823
Cash		236
Receivables for:
Sales of fund's shares	$11,800
Interest	12,957	24,757
		1,200,816
Liabilities:
Payables for:
Purchases of investments	6,587
Repurchases of fund's shares	1,892
Dividends on fund's shares	862
Investment advisory services	268
Services provided by affiliates	438
Trustees' deferred compensation	106
Other	36	10,189
Net assets at July 31, 2008		$1,190,627

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,204,512
Distributions in excess of net investment income		(18)
Accumulated net realized loss		(2,924)
Net unrealized depreciation		(10,943)
Net assets at July 31, 2008		$1,190,627

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (79,309 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*)

Class A	$970,990	64,679	$15.01
Class B	25,432	1,694	15.01
Class C	59,870	3,988	15.01
Class F-1	73,729	4,911	15.01
Class R-5	60,606	4,037	15.01
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.39.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2008
Investment income:
Income:	(dollars in thousands)
Interest		$43,894

Fees and expenses(*):
Investment advisory services	3,254
Distribution services	3,585
Transfer agent services	199
Administrative services	152
Reports to shareholders	39
Registration statement and prospectus	145
Postage, stationery and supplies	24
Trustees' compensation	21
Auditing and legal	66
Custodian	5
Federal and state income taxes	6
Other state and local taxes	12
Other	14
Total fees and expenses before waiver	7,522
Less investment advisory services waiver	325
Total fees and expenses after waiver		7,197
Net investment income		36,697

Net realized gain and unrealized depreciation on investments:

Net realized gain on investments		283
Net unrealized depreciation on investments		(9,252)
Net realized gain and unrealized depreciation on investments		(8,969)

Net increase in net assets resulting from operations		$27,728

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2008	2007
Operations:
Net investment income	$36,697	$33,353

Net realized gain on investments	283	267

Net unrealized depreciation on investments	(9,252)	(1,585)

Net increase in net assets resulting from operations	27,728	32,035

Dividends paid or accrued to shareholders from net investment income	(36,708)	(33,374)

Net capital share transactions	241,493	(46,576)

Total increase (decrease) in net assets	232,513	(47,915)

Net assets:
Beginning of year	958,114	1,006,029

End of year (including distributions in excess of and undistributed
net investment income: $(18) and $61, respectively)	$1,190,627	$958,114

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide you with a current income exempt from regular federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal bonds. The fund’s portfolio maintains a dollar-weighted average maturity between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class F-1	None	None	None
Class R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”) and effective as of July 30, 2008. In addition, Class F shares were renamed Class F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation –Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

 2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended July 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2008, the fund reclassified $60,000 from distributions in excess of net investment income to accumulated net realized loss and $8,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed tax-exempt income		$838
Capital loss carryforwards*:
Expiring 2011	$(2,286)
Expiring 2012	(638)	(2,924)
Gross unrealized appreciation on investment securities		10,087
Gross unrealized depreciation on investment securities		(20,918)
Net unrealized depreciation on investment securities		(10,831)
Cost of investment securities		1,186,654
*Reflects the utilization of capital loss carryforwards of $142,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

	Year ended July 31
Share class	2008	2007
Class A	$30,009	$27,215
Class B	790	988
Class C	1,622	1,881
Class F-1	2,209	1,712
Class R-5	2,078	1,578
Total	$36,708	$33,374

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2008, total investment advisory services fees waived by CRMC were $325,000. As a result, the fee shown on the accompanying financial statements of $3,254,000, which was equivalent to an annualized rate of 0.307%, was reduced to $2,929,000, or 0.276% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2008, unreimbursed expenses subject to reimbursement totaled $1,927,000 for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$2,563	$192	Not applicable	Not applicable
Class B	280	7	Not applicable	Not applicable
Class C	584	Included in administrative services	$40	$3
Class F-1	158		49	4
Class R-5	Not applicable		54	2
Total	$3,585	$199	$143	$9

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1994, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $21,000, shown on the accompanying financial statements, includes $30,000 in current fees (either paid in cash or deferred) and a net decrease of $9,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2008
Class A	$455,888	30,010	$23,424	1,547	$(263,618)	(17,348)	$215,694	14,209
Class B	2,461	162	587	39	(7,933)	(522)	(4,885)	(321)
Class C	13,233	871	1,278	84	(14,440)	(950)	71	5
Class F-1	57,621	3,794	1,512	100	(37,141)	(2,447)	21,992	1,447
Class R-5	18,956	1,244	713	47	(11,048)	(728)	8,621	563
Total net increase
(decrease)	$548,159	36,081	$27,514	1,817	$(334,180)	(21,995)	$241,493	15,903

Year ended July 31, 2007
Class A	$191,403	12,561	$21,002	1,378	$(248,173)	(16,292)	$(35,768)	(2,353)
Class B	1,080	71	705	46	(12,532)	(822)	(10,747)	(705)
Class C	4,017	265	1,442	95	(22,779)	(1,495)	(17,320)	(1,135)
Class F-1	41,113	2,702	1,095	72	(36,165)	(2,374)	6,043	400
Class R-5	23,890	1,578	766	50	(13,440)	(885)	11,216	743
Total net increase
(decrease)	$261,503	17,177	$25,010	1,641	$(333,089)	(21,868)	$(46,576)	(3,050)

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $373,244,000 and $164,692,000, respectively, during the year ended July 31, 2008.

Financial highlights

		Income from investment operations(1)

	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 7/31/2008	$15.11	$.54	$(.10)	$.44	$(.54)	$15.01	2.91%	$971.66%		.63%	3.51%
Year ended 7/31/2007	15.14	.53	(.03)	.50	(.53)	15.11	3.33	763.68		.65	3.47
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	800.66		.63	3.30
Year ended 7/31/2005	15.33	.51	.01	.52	(.51)	15.34	3.40	857.66		.64	3.29
Year ended 7/31/2004	15.17	.51	.16	.67	(.51)	15.33	4.40	793.68		.66	3.27
Class B:
Year ended 7/31/2008	15.11	.43	(.10)	.33	(.43)	15.01	2.18	25	1.37	1.34	2.83
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.62	30	1.38	1.35	2.78
Year ended 7/31/2006	15.34	.40	(.20)	.20	(.40)	15.14	1.30	41	1.37	1.33	2.59
Year ended 7/31/2005	15.33	.40	.01	.41	(.40)	15.34	2.69	50	1.37	1.35	2.59
Year ended 7/31/2004	15.17	.40	.16	.56	(.40)	15.33	3.69	52	1.38	1.37	2.57
Class C:
Year ended 7/31/2008	15.11	.42	(.10)	.32	(.42)	15.01	2.14	60	1.42	1.38	2.77
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.56	60	1.44	1.41	2.72
Year ended 7/31/2006	15.34	.39	(.20)	.19	(.39)	15.14	1.25	78	1.41	1.38	2.55
Year ended 7/31/2005	15.33	.38	.01	.39	(.38)	15.34	2.57	100	1.49	1.47	2.46
Year ended 7/31/2004	15.17	.38	.16	.54	(.38)	15.33	3.55	107	1.51	1.50	2.43
Class F-1:
Year ended 7/31/2008	15.11	.53	(.10)	.43	(.53)	15.01	2.89	74.67		.64	3.49
Year ended 7/31/2007	15.14	.53	(.03)	.50	(.53)	15.11	3.32	52.68		.65	3.46
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	46.66		.63	3.29
Year ended 7/31/2005	15.33	.50	.01	.51	(.50)	15.34	3.32	40.74		.72	3.20
Year ended 7/31/2004	15.17	.49	.16	.65	(.49)	15.33	4.32	33.76		.75	3.17
Class R-5:
Year ended 7/31/2008	15.11	.57	(.10)	.47	(.57)	15.01	3.13	61.44		.41	3.74
Year ended 7/31/2007	15.14	.56	(.03)	.53	(.56)	15.11	3.55	53.46		.43	3.69
Year ended 7/31/2006	15.34	.53	(.20)	.33	(.53)	15.14	2.22	41.44		.41	3.52
Year ended 7/31/2005	15.33	.54	.01	.55	(.54)	15.34	3.63	48.44		.42	3.51
Year ended 7/31/2004	15.17	.54	.16	.70	(.54)	15.33	4.63	50.46		.44	3.49

			Year ended July 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	16%	26%	25%	12%	10%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 11, 2008

Tax information
                                                                                                                               unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended July 31, 2008:

           Exempt interest dividends                                                                100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008, through July 31, 2008).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2008	Ending account value 7/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$988.83	$3.02	.61%
Class A -- assumed 5% return	1,000.00	1,021.83	3.07	.61
Class B -- actual return	1,000.00	985.35	6.52	1.32
Class B -- assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class C -- actual return	1,000.00	985.12	6.76	1.37
Class C -- assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class F-1 -- actual return	1,000.00	988.77	3.07	.62
Class F-1 -- assumed 5% return	1,000.00	1,021.78	3.12	.62
Class R-5 -- actual return	1,000.00	989.92	1.93	.39
Class R-5 -- assumed 5% return	1,000.00	1,022.92	1.96	.39

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through May 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income that is exempt from regular federal income tax, consistent with preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Class B, Class C and Class F-1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2008 (the most recent calendar quarter-end):

			Life
	1 year	5 years	of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–2.79%	1.40%	3.54%
Not reflecting CDSC	2.17	1.76	3.54

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.13	1.68	2.73
Not reflecting CDSC	2.13	1.68	2.73

Class F-1 shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	2.88	2.43	3.47

*These shares are sold without any initial or contingent deferred sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 20 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 61	2006	Dean and Professor of Marketing, University of Southern California.

Martin Fenton, 73	1993	Chairman of the Board, Senior Resource Group
Chairman of the Board		LLC (development and management of senior
(Independent and		living communities)
Non-Executive)

Leonard R. Fuller, 62	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1993	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 59	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; Southwest Water Company

James G. Ellis, 61	12	None

Martin Fenton, 73	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 62	16	None

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 59	14	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Abner D. Goldstine, 78	1993	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 59	1993	Vice Chairman of the Board, Capital Research
Vice Chairman of the Board		and Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Brenda S. Ellerin, 45	1997	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 78	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Board

Brenda S. Ellerin, 45	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 28 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Neil L. Langberg, 55	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Kristine M. Nishiyama, 38	2003	Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Karl J. Zeile, 41	2004	Vice President — Fixed Income, Capital Research
Vice President		and Management Company; Director, Capital Research Company[5]

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 35	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2008, portfolio of Limited Term Tax-Exempt Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Limited Term Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
>Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-943-0908P

Litho in USA CGD/CG/8062-S16799

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Richard G. Newman, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$45,000
2008	$46,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	None
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $14,000 for fiscal year 2007 and $7,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Limited Term Tax-Exempt Bond Fund of AmericaSM
Investment portfolio

July 31, 2008

Bonds & notes — 93.98%	Principal amount (000)	Market value (000)

ALABAMA — 0.66%
City of Mobile Industrial Dev. Board, Pollution Control Rev. Bonds (Alabama Power Co. Barry Plant Project),
Series 2007-C, 5.00% 2034 (put 2015)	$5,000	$5,120
Port Auth., Docks Facs. Rev. Bonds, Series 2006-A, AMT, MBIA insured, 5.00% 2016	1,000	1,001
Board of Trustees of the University of Alabama, Birmingham Hospital Rev. Bonds, Series 2008-A, 5.25% 2017	1,160	1,188
Board of Trustees of the University of Alabama, University of Alabama at Birmingham Hospital Rev. Bonds,
Series 2006-A, 5.00% 2015	500	511
		7,820

ALASKA — 1.16%
Housing Fin. Corp., Home Mortgage Rev. Bonds, Series 2006-C, AMT, MBIA insured, 5.50% 2037	2,330	2,339
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2000, 5.60% 2010 (escrowed to maturity)	1,000	1,059
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 4.75% 2015 (preref. 2009)	410	419
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021 (preref. 2011)	6,365	6,736
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured, 4.00% 2011	1,000	1,012
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2016	1,000	1,011
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010 (escrowed to maturity)	1,140	1,204
		13,780

ARIZONA — 2.11%
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-A, 3.24% 2042 (put 2015)[1]	4,000	3,726
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-B, 3.09% 2042 (put 2015)[1]	4,000	3,746
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2016	1,900	2,002
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2017	3,000	3,153
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2018	500	524
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West),
Series 2007-A, 5.00% 2016	2,000	2,018
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds (Mohave Prison, LLC Project),
Series 2004-A, XLCA insured, 5.00% 2011	1,345	1,393
Industrial Dev. Auth. of the City of Phoenix and the County of Pima, Single-family Mortgage Rev. Bonds,
Series 2006-3A, AMT, 5.25% 2038	961	945
Industrial Dev. Authorities of the City of Phoenix and the County of Maricopa, Single-family Mortgage Rev. Bonds,
Series 2007-A-2, AMT, 5.80% 2040	1,990	1,984
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2012	1,250	1,267
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2013	1,000	1,009
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2015	1,250	1,253
School Facs. Board, State School Trust Rev. Ref. Bonds, Series 2007, AMBAC insured, 5.00% 2017	2,000	2,105
		25,125

CALIFORNIA — 5.11%
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation),
Series 1998, 5.125% 2013	1,000	1,010
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California Presbyterian Homes Obligated Group,
Rev. Bonds (Redwood Senior Homes and Services), Series 2002, 5.50% 2012	1,695	1,797
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed Bonds (Alameda County Tobacco
Asset Securitization Corp.), Series 2002, 4.75% 2019	1,145	1,090
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012	500	494
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014	705	692
Various Purpose G.O. Bonds, 5.00% 2015	5,000	5,337
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)	1,000	1,088
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (preref. 2011)	80	84
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009 (escrowed to maturity)	30	31
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009 (escrowed to maturity)	110	114
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)	920	938
Independent Cities Lease Fin. Auth., Mobile Home Park Rev. Bonds (San Juan Mobile Estates), Series 2006-A, 5.00% 2016	1,255	1,250
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013	1,045	1,093
Morongo Band of Mission Indians, California Enterprise Rev. Bonds (Indians Enterprise Casino Project), Series B, 5.50% 2018	2,000	1,951
Northern California Gas Auth. No. 1, Gas Project Rev. Bonds, Series 2007-B, 2.47% 2017[1]	2,500	2,025
Port of Oakland, Rev. Ref. Bonds, Series 2007-A, AMT, MBIA insured, 5.00% 2015	1,115	1,120
Pollution Control Fncg. Auth., Rev. Ref. Bonds (Pacific Gas and Electric Co.),
Series 1996-A, AMT, MBIA insured, 5.35% 2016	5,000	5,014
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2003-A, AMT, 5.00% 2038 (put 2013)	2,000	1,936
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2005-A, AMT, 4.70% 2025 (put 2012)	4,250	4,117
Regional Airports Improvement Corp., Facs. Lease Rev. Ref. Bonds (LAXFUEL Corp., Los Angeles International Airport),
Issue of 2005, AMT, FSA insured, 5.00% 2014	1,020	1,040
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds (Ladera Ranch),
Series 2005-A, AMBAC insured, 5.00% 2016	2,420	2,541
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds (Ladera Ranch),
Series 2005-A, AMBAC insured, 5.00% 2017	2,650	2,758
Southern California Public Power Auth., Gas Project Rev. Bonds (Project No. 1), Series 2007-A, 5.00% 2016	1,000	1,007
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview Terrace
Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)	1,150	1,166
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Skylark Apartments),
Issue 1999-D, 5.20% 2029 (put 2009)	1,500	1,521
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2011	1,865	1,930
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2012	1,500	1,550
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)	1,000	1,000
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital),
Series 2005-A, RADIAN insured, 5.00% 2014	1,300	1,327
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2004, 5.50% 2013	1,750	1,832
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2004, 5.50% 2014	1,975	2,068
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2008, 5.00% 2018	2,500	2,487
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County Tobacco Asset Securitization Corp.),
Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,453
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.70% 2009	1,010	1,025
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010	940	969
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
Series 2005-B, FGIC insured, 5.00% 2014	1,000	1,009
		60,864

COLORADO — 2.93%
Arapahoe County, Ref. Certs. of Part. (Sheriff/Coroner Building and Centrepoint Plaza),
Series 2006, AMBAC insured, 5.00% 2015	2,000	2,155
City and County of Denver, Airport System Rev. Bonds, Series 2008-A1-4, Subseries 2008-A1, AMT, 5.25% 2013	2,000	2,051
City and County of Denver, Airport System Rev. Bonds, Series 2008-A1-4, Subseries 2008-A1, AMT, 5.25% 2015	5,300	5,372
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012	1,500	1,519
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012 (escrowed to maturity)	4,000	4,325
Health Facs. Auth., Health Facs. Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
Series 2006, 5.00% 2015	1,420	1,435
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2010	1,000	1,029
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2011	1,100	1,133
Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-F, 5.00% 2015	1,420	1,461
Health Facs. Auth., Hospital Rev. Ref. Bonds (Longmont United Hospital Project),
Series 2006-B, RADIAN insured, 5.25% 2014	1,810	1,851
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2008-C-8, 4.10% 2036 (put 2011)	5,000	5,069
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011	1,450	1,497
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2010	500	511
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2014	1,320	1,313
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2015	1,145	1,127
Housing and Fin. Auth., Single-family Program Bonds, Series 1998-D-3, 6.125% 2023	395	411
Public Auth. for Colorado Energy, Natural Gas Purchase Rev. Bonds, Series 2008, 5.75% 2018	500	490
Southlands Metropolitan Dist. No. 1 (City of Aurora), G.O. Ref. and Improvement Bonds,
Series 2007, RADIAN insured, 5.00% 2015	1,170	1,162
Southlands Metropolitan Dist. No. 1 (City of Aurora), G.O. Ref. and Improvement Bonds,
Series 2007, RADIAN insured, 5.00% 2016	1,055	1,035
		34,946

CONNECTICUT — 0.44%
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
Series 2005-A, AMT, MBIA insured, 4.20% 2014	800	775
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55% 2008[2]	1,000	1,001
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 2012[2]	3,400	3,408
		5,184

DELAWARE — 0.42%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project),
Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)	2,000	2,027
Housing Auth., Single-family Mortgage Rev. Bonds, Series 2007-D-1, AMT, 5.60% 2039	2,995	2,996
		5,023

DISTRICT OF COLUMBIA — 0.91%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010	1,000	1,033
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013	2,000	2,094
Certs. of Part., Lease Rev. Bonds, Series 2006, FGIC insured, 5.25% 2014	1,000	1,056
Convention Center Auth. (Washington), Dedicated Tax Rev. and Ref. Bonds, Series 2007-A, AMBAC insured, 5.00% 2016	2,500	2,648
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012	1,000	998
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010	1,000	1,042
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009	695	716
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009 (escrowed to maturity)	195	201
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2008-A, AMT, 5.50% 2017	1,000	1,039
		10,827

FLORIDA — 6.89%
Dept. of Children and Family Services, Certs. of Part. (Florida Civil Commitment Center Project),
Series 2006, MBIA insured, 5.00% 2016	1,000	1,064
Citizens Property Insurance Corp., High-Risk Account Secured Bonds, Series 2008-A-1, 5.00% 2011	3,000	3,075
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group),
Series 2004, FSA insured, 5.00% 2034 (preref. 2014)	1,000	1,090
Dept. of Environmental Protection, Forever Rev. Bonds, Series 2007-B, MBIA insured, 5.00% 2018	3,000	3,154
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2012	1,535	1,634
Escambia County Housing Fin. Auth., Single-family Mortgage Rev. Bonds (Multi-County Program),
Series 2007-B, AMT, 4.70% 2039	2,500	2,309
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2007-A, AMT, FSA insured, 5.00% 2016	3,000	3,026
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2008-A, AMT, FSA insured, 5.25% 2016	2,000	2,049
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2002-B, 5.00% 2010 (escrowed to maturity)	1,000	1,056
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-I, 5.00% 2029 (put 2009)	1,000	1,019
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2013	1,250	1,300
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2014	1,170	1,216
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-G, 5.00% 2015	1,000	1,033
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2010	2,905	3,012
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2012	2,195	2,283
Hillsborough County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (Tampa Electric Co. Project),
Series 2007-A, 5.65% 2018	2,000	1,991
School Board of Hillsborough County, Master Lease Program, Series 2006-B, MBIA insured, 5.00% 2015	2,000	2,131
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 4.35% 2016	1,120	1,074
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 4.45% 2017	1,045	996
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 5.75% 2037	3,060	3,114
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2008-A, 5.00% 2014	9,500	9,789
City of Lakeland, Retirement Community First Mortgage Rev. and Ref. Bonds (Carpenter’s Home Estates, Inc. Project),
Series 2008, 5.875% 2019	1,000	990
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2014	2,040	2,014
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2015	4,245	4,143
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2016	2,455	2,363
Lee County, Solid Waste System Rev. Bonds, Series 2006-A, AMT, AMBAC insured, 5.00% 2015	2,260	2,231
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2010	2,000	2,042
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds,
Series 2003-E, AMT, MBIA insured, 5.375% 2017	6,075	6,111
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds,
Series 2005-B, AMT, XLCA insured, 5.00% 2013	3,560	3,578
School Board of Miami-Dade County, Certs. of Part., Series 2003-C, MBIA insured, 5.00% 2027 (put 2008)	1,000	1,000
School Board of Miami-Dade County, Certs. of Part., Series 2007-A, FGIC insured, 5.00% 2016	1,000	1,050
Orlando Utilities Commission, Utility System Rev. Ref. Bonds, Series 2006, 5.00% 2018	3,500	3,736
Palm Beach County, Public Improvement Rev. Ref. Bonds (Convention Center Project),
Series 2004, FGIC insured, 5.00% 2030 (put 2011)	1,500	1,577
Dept. of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series 2008-A, 5.00% 2017	3,435	3,736
		81,986

GEORGIA — 1.69%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012	2,000	2,141
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds (Park at Briarcliff Apartments Project),
Series 1998-A, 4.55% 2028 (put 2008)	995	1,002
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2010	1,000	1,010
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2012	1,000	1,003
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2014	1,715	1,707
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2016	2,000	1,976
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2015	1,525	1,438
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2016	4,470	4,171
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2017	1,500	1,386
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2007-A, 5.125% 2015	1,000	945
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2008-A, 5.50% 2017	2,500	2,385
Savannah Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (International Paper Co. Projects), Series 2003-A, 5.10% 2014	1,000	970
		20,134

GUAM — 0.18%
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2014	1,000	1,049
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2016	1,000	1,041
		2,090

HAWAII — 0.09%
Harbor System Rev. Bonds, Series 2007-A, AMT, FSA insured, 5.25% 2016	1,000	1,025

IDAHO — 1.25%
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-C-2, AMT, 5.25% 2011	65	66
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011	75	76
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012	115	117
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012	45	46
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021	340	334
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023	1,315	1,338
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023	790	685
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023	750	712
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2006-G, Class III, AMT, 4.60% 2028	1,600	1,543
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-A, Class III, AMT, 4.85% 2028	4,000	3,796
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-B, Class III, AMT, 4.60% 2028	875	735
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-C, Class III, AMT, 4.75% 2028	1,225	1,186
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-J, Class III, AMT, 5.00% 2028	1,190	1,144
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-K, Class III, AMT, 5.20% 2028	3,200	3,090
		14,868

ILLINOIS — 5.60%
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	637	603
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	853	857
City of Chicago, G.O. Bonds (Modern Schools Across Chicago Program), Series 2007-I, AMBAC insured, 5.00% 2015	2,940	3,187
City of Chicago, Gas Supply Rev. Ref. Bonds (Peoples Gas Light and Coke Co. Project), Series 2000-B, 4.75% 2030 (put 2014)	6,500	6,641
City of Chicago, O’Hare International Airport, General Airport Rev. Bonds, Series 2008-A, FSA insured, 5.00% 2019	2,000	2,084
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, FGIC insured, 5.25% 2015	1,500	1,581
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, MBIA insured, 5.25% 2016	1,000	1,055
Chicago Housing Auth., Capital Program Rev. Ref. Bonds, Series 2006, FSA insured, 5.00% 2016	5,000	5,407
County of DuPage, Limited Tax G.O. Bonds (Courthouse Project), Series 2006, 5.00% 2016	1,570	1,696
Educational Facs. Auth., Rev. Bonds (Art Institute of Chicago), Series 2000-A, 4.25% 2034 (put 2014)	1,430	1,447
Educational Facs. Auth., Rev. Bonds (Field Museum of Natural History), Series 2002, 4.05% 2036 (put 2011)	4,000	4,068
Fin. Auth., Charter School Rev. Project and Ref. Bonds (Chicago Charter School Foundation Project),
Series 2007-A, 5.00% 2014	725	722
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-C, XLCA insured, 3.50% 2027 (put 2011) [1]	3,040	3,014
Fin. Auth., Rev. Ref. Bonds (Lutheran Hillside Village), Series 2006, 5.00% 2016	2,665	2,680
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center),
Series 2006-B, 5.00% 2015	2,000	1,967
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center),
Series 2006-B, 5.00% 2016	4,295	4,180
G.O. Ref. Bonds, Series of June 2006, 5.00% 2015	7,750	8,399
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)	1,000	1,083
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018	1,000	1,002
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008	1,000	1,007
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2009	1,000	1,007
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2012	1,000	1,021
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2013	1,000	1,020
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2014	2,150	2,188
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	875	891
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	805	821
Housing Dev. Auth., Housing Bonds, Series K, 4.20% 2014	540	552
Housing Dev. Auth., Housing Bonds, Series K, 4.25% 2015	565	575
Indian Prairie Community, Unit School Dist. No. 204, DuPage and Will Counties, School Building Bonds (Naperville/Aurora),
Series 1998, 5.25% 2011 (preref. 2008)	1,275	1,294
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2014	2,000	2,155
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2015	2,315	2,496
		66,700

INDIANA — 2.39%
City of Anderson, Econ. Dev. Rev. Ref. and Improvement Bonds (Anderson University Project), Series 2007, 5.00% 2016	1,320	1,319
Fin. Auth., State Revolving Fund Program Bonds, Series 2005-A, 5.25% 2018	3,000	3,306
Fin. Auth., State Revolving Fund Program Bonds, Series 2007-B, 5.00% 2018	3,545	3,837
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2012	1,650	1,708
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2014	1,060	1,095
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2015	1,500	1,540
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2016	1,090	1,111
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011	2,000	2,069
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2011	1,640	1,743
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project),
Series 2005-A, AMBAC insured, 5.00% 2012	1,195	1,253
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp. Project), Series 2004, AMT, 5.10% 2017	8,320	7,835
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011	1,500	1,619
		28,435

IOWA — 0.37%
City of Altoona, Annual Appropriation Urban Renewal Tax Increment Rev. Bonds, Series 2008, 5.00% 2015	1,000	1,004
Coralville, Annual Appropriation Urban Renewal Tax Increment Rev. Bonds, Series 2007-C, 5.00% 2015	1,195	1,244
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009	1,000	1,034
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014 (preref. 2011)	1,000	1,079
		4,361

KANSAS — 0.51%
City of Lenexa, Health Care Fac. Rev. Ref. and Improvement Bonds (Lakeview Village, Inc. Project),
Series 2007, 5.125% 2016	1,270	1,213
City of Olathe, Health Facs. Rev. Bonds (Olathe Medical Center), Series 2008-A, 4.125% 2037 (put 2013)	2,850	2,845
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds
(Redev. Project Area B), Series 2005-B, 3.75% 2012	540	540
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds
(Redev. Project Area B), Series 2005-C, 3.85% 2013	1,500	1,523
		6,121

KENTUCKY — 0.20%
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000, 6.125% 2010	1,525	1,567
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000, 6.125% 2010 (escrowed to maturity)	760	785
		2,352

LOUISIANA — 1.01%
Citizens Property Insurance Corp., Assessment Rev. Bonds, Series 2006-B, AMBAC insured, 5.00% 2017	2,500	2,517
Housing Fin. Agcy., Multi-family Mortgage Rev. Ref. Bonds (Section 8 Assisted - 202 Elderly Projects),
Series 2006-A, 4.75% 2031	3,835	3,790
Military Dept., Custodial Receipts, 5.00% 2014	870	915
Military Dept., Custodial Receipts, 5.00% 2015	1,725	1,810
Public Facs. Auth., Rev. Ref. Bonds (Pennington Medical Foundation Project), Series 2006, 5.00% 2016	2,000	2,004
Fin. Auth. of St. Tammany Parish, Single-family Mortgage Rev. Bonds (Home Ownership Program),
Series 2007-A, 5.25% 2039	983	965
		12,001

MAINE — 0.09%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1, 4.125% 2010	1,000	1,026

MARYLAND — 0.92%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	1,435	1,455
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
Series 2006-F, AMT, 6.00% 2039	2,210	2,264
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010	1,755	1,812
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011	1,775	1,838
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,530	1,580
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.25% 2009	265	267
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.30% 2011	560	559
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.40% 2015	1,275	1,234
		11,009

MASSACHUSETTS — 1.30%
Dev. Fin. Agcy., Higher Education Rev. Bonds (Emerson College Issue), Series 2006-A, 5.00% 2015	1,000	1,041
Educational Fncg. Auth., Education Loan Rev. Ref. Bonds, Issue G, Series 2000-A, AMT, MBIA insured, 5.55% 2008	1,035	1,041
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013	1,000	1,114
Health and Educational Facs. Auth., Rev. Bonds (CareGroup Issue), Series 2008-E-2, 5.00% 2017	5,000	5,064
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012	1,500	1,579
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014	3,000	3,317
Port Auth., Special Facs. Rev. Bonds (BOSFUEL Project), Series 2007, AMT, FGIC insured, 5.00% 2015	1,000	989
Water Pollution Abatement Trust, Pool Program Bonds, Series 11, 5.00% 2015	1,250	1,371
		15,516

MICHIGAN — 3.88%
Certs. of Part. (New Center Dev. Inc.), Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)	1,000	1,052
School Dist. of the City of Detroit (Wayne County), School Building and Site Improvement Ref. Bonds (Unlimited Tax G.O.),
Series 2005-A, FSA insured, 5.00% 2018	4,500	4,698
G.O. Bonds (Environmental Program and Ref. ), Series 2008-A, 5.00% 2018	5,000	5,375
G.O. Bonds (Environmental Program and Ref. ), Series 2008-A, 5.00% 2019	2,000	2,131
Higher Education Student Loan Auth., Student Loan Rev. Bonds, Series XVII-Q, AMT, AMBAC insured, 4.75% 2017	5,500	5,089
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT, AMBAC insured, 4.45% 2010	2,000	2,016
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Henry Ford Health System), Series 2006-A, 5.00% 2015	2,000	2,048
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group), Series 1993-A, 6.375% 2009	980	981
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2010 (escrowed to maturity)	2,000	2,093
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital),
Series 1984-A, AMBAC insured, 6.00% 2011 (escrowed to maturity)	1,250	1,367
Hospital Fin. Auth., Rev. and Ref. Bonds (McLaren Health Care), Series 2008-A, 5.25% 2016	3,000	3,099
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010	2,020	2,093
Kent Hospital Fin. Auth., Rev. Ref. Bonds (Spectrum Health System), Series 2008-A, 5.50% 2047 (put 2015)	2,000	2,104
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2007-B, AMBAC insured, 5.00% 2015	1,000	1,064
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2011	1,395	1,443
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2013	1,040	1,074
Tobacco Settlement Fin. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds,
Series 2007-A, 5.125% 2022	4,500	4,093
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2002-D, AMT, FGIC insured, 5.25% 2011	2,530	2,585
Wayne County Airport Auth., Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2008-A, AMT, ASSURED GUARANTY insured, 5.25% 2018	1,745	1,756
		46,161

MINNESOTA — 1.09%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	3,750	3,858
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2007-L, AMT, 5.50% 2048	3,000	3,016
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds,
Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,027
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2010	1,050	1,085
		12,986

MISSISSIPPI — 0.54%
Jackson State University Educational Building Corp., Rev. Bonds (Campus Facs. Project), Series 2007,
FSA insured, 5.00% 2034 (put 2015)	6,000	6,414

MISSOURI — 2.32%
Industrial Dev. Auth. of the County of Cape Girardeau, Health Facs. Rev. Bonds (Southeast Missouri Hospital Assn.),
Series 2007, 5.00% 2016	1,000	987
Chesterfield Valley Transportation Dev. Dist. (Chesterfield), Transportation Sales Tax Rev. Bonds,
Series 2006, CIFG insured, 4.00% 2026	1,000	1,017
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	4,005	4,172
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2014	1,300	1,313
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2015	1,365	1,369
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2016	1,440	1,429
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2017	1,510	1,482
Highways and Transportation Commission, Ref. State Road Bonds, Series 2006, 5.00% 2018	2,700	2,949
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village),
Series 2002, 5.875% 2010 (escrowed to maturity)	1,325	1,409
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2015	2,240	2,188
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2016	2,300	2,216
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2017	2,420	2,298
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport), Series 2003-A, FSA insured, 5.25% 2012	1,000	1,064
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
Series 2007-B, AMT, FSA insured, 5.00% 2015	1,260	1,271
Public Building Corp. of the City of Springfield, Leasehold Rev. Improvement Bonds (Springfield-Branson
National Airport Terminal Project), Series 2006-B, AMT, AMBAC insured, 5.00% 2015	2,480	2,491
		27,655

MONTANA — 0.16%
Board of Housing, Single-family Mortgage Bonds, Series 2006-B, AMT, 5.50% 2037	1,865	1,873

NEBRASKA — 1.12%
Hospital Auth. No. 3 of Douglas County, Health Facs. Rev. and Ref. Bonds (Methodist Health System),
Series 2008, 5.50% 2018	5,260	5,481
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009	630	638
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-C, AMT, 5.50% 2036	1,000	1,011
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-D, AMT, 5.50% 2036	1,925	1,952
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,155	1,225
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC insured, 5.00% 2015	2,875	3,045
		13,352

NEVADA — 2.48%
Clark County, Airport System Rev. Bonds, Series 2007-A-1, AMT, AMBAC insured, 5.00% 2016	1,500	1,478
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT, 3.25% 2031 (put 2009)	3,000	2,999
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2005-A, 5.00% 2015	2,500	2,708
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2008-C, 5.00% 2018	3,320	3,584
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series 1999-A, 6.20% 2009	155	161
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community), Limited Obligation Ref. Bonds,
Series 2007-A, FSA insured, 5.00% 2016	2,065	2,176
Highway Improvement Rev. Bonds (Motor Vehicle Fuel Tax), Series 2008, 5.00% 2017	4,000	4,339
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011	75	76
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 5.00% 2011	3,450	3,519
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 4.50% 2012	3,625	3,624
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2015	300	290
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2016	685	654
Rural Housing Auth., Single-family Mortgage Rev. Bonds (Mortgage-backed Securities Program),
Series 2007-B, AMT, 5.70% 2041	3,955	3,904
		29,512

NEW JERSEY — 4.57%
Certs. of Part., Series 2004-A, 5.00% 2010	3,500	3,639
Certs. of Part., Series 2004-A, 5.00% 2015	2,000	2,108
Certs. of Part., Series 2008-A, 5.00% 2018	1,000	1,050
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010	3,000	3,085
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2005-O, 5.00% 2017	3,000	3,180
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012	1,795	1,859
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare’s Hospital, Inc. Issue, Series 2004-B,
MBIA insured, 5.25% 2013 (escrowed to maturity)	4,315	4,699
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024 (preref. 2013)	9,095	9,624
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.50% 2023	11,295	10,106
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.625% 2026	2,000	1,642
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,586
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,801
		54,379

NEW YORK — 2.89%
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.50% 2012	1,000	1,053
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.50% 2013	1,100	1,158
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.25% 2017	1,500	1,527
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
Series 2003, XLCA insured, 5.25% 2032 (put 2013)	3,455	3,666
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
Series 2002-B, 5.25% 2023 (put 2012)	5,000	5,285
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012	1,175	1,194
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010	1,000	1,057
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009	995	1,031
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012	3,000	3,152
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009 (escrowed to maturity)	5	5
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008 (escrowed to maturity)	110	110
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.70% 2015	615	612
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.75% 2016	635	630
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2014	1,000	1,035
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2015	2,485	2,572
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2016	3,000	3,098
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2024	2,000	1,969
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50%/14.00% 2026[3]	2,000	2,129
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
Series 2002-A, 5.00% 2017 (put 2011)	3,000	3,124
		34,407

NORTH CAROLINA — 2.91%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured, 5.125% 2009	35	36
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref. Series 2008-A, 5.00% 2016	2,000	2,051
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009	1,000	1,013
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011	1,000	1,039
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012	2,155	2,252
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C, 5.125% 2014	2,000	2,060
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2014	2,900	3,056
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2016	1,000	1,036
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Ref. Series 2008-A, 5.25% 2017	3,000	3,173
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, MBIA insured, 6.00% 2010	3,000	3,133
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, MBIA insured, 5.125% 2011	2,750	2,777
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2009	1,660	1,684
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010	2,500	2,623
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012	2,500	2,652
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013	2,250	2,404
Onslow County Hospital Auth., FHA insured Mortgage Rev. Bonds (Onslow Memorial Hospital Project),
Series 2006, MBIA insured, 5.00% 2015	740	785
Raleigh-Durham Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	2,835	2,848
		34,622

OHIO — 2.72%
American Municipal Power - Ohio, Inc., Prairie State Energy Campus Project Rev. Bonds, Series 2008-A, 5.00% 2017	1,500	1,570
Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds,
Series 2007-A-2, 5.125% 2024	7,285	6,495
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2013	1,260	1,268
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2014	1,250	1,252
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)	2,000	2,052
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)	2,000	2,057
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2006-E, AMT, 5.375% 2037	2,000	2,000
County of Lake, Hospital Facs. Rev. Ref. Bonds (Lake Hospital System, Inc.), Series 2008-C, 5.00% 2017	1,375	1,361
County of Lake, Hospital Facs. Rev. Ref. Bonds (Lake Hospital System, Inc.), Series 2008-C, 5.00% 2018	1,195	1,170
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011	2,040	2,155
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012	2,150	2,298
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners), Series 2001-A, 5.25% 2009	1,170	1,206
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2013	2,125	2,188
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2014	1,000	1,028
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2016	1,815	1,840
Municipal Advisory Council, Beneficial Interest Ref. Certs. (Municipal Electric Generation Agcy. Joint Venture 5 – OMEGA JV5),
AMBAC insured, 5.00% 2015	2,290	2,400
		32,340

OKLAHOMA — 0.36%
Cherokee Nation, Health Care System Bonds, Series 2006, ACA insured, 4.10% 2011[2]	1,000	985
Dev. Fin. Auth., Health System Rev. and Ref. Bonds (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc.,
INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 2008-C, 5.00% 2018	1,000	1,039
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS
South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured, 6.00% 2009	1,240	1,242
Tulsa County Industrial Auth., Health Care Rev. Bonds (Saint Francis Health System, Inc.), Series 2006, 5.00% 2015	1,000	1,039
		4,305

PENNSYLVANIA — 3.83%
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-A, 5.00% 2017	4,500	4,679
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-A, 5.00% 2018	4,000	4,143
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-B, 5.00% 2018	3,250	3,365
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2014	1,405	1,415
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2016	1,540	1,516
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,768
Higher Educational Facs. Auth., Health System Rev. Bonds (University of Pennsylvania),
Series 2005-A, AMBAC insured, 5.00% 2014	2,000	2,163
Higher Educational Facs. Auth., Rev. Bonds (Edinboro University Foundation Student Housing Project),
Series 2008, 5.00% 2018	1,500	1,462
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012	910	919
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2006-93-A, AMT, 5.75% 2037	1,990	2,026
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds (ACTS Retirement –
Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2015	2,755	2,750
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds (ACTS Retirement –
Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2016	2,570	2,535
City of Philadelphia, Airport Rev. Bonds, Series 2007-A, AMT, FSA insured, 5.00% 2016	1,000	1,001
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds (Children’s Hospital of Philadelphia Project),
Series 2007-A, 4.25% 2016	700	712
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Ref. Bonds (Temple University Hospital),
Series 2007-B, 5.00% 2017	3,000	2,908
Health Care Facs. Auth. of Sayre, Rev. Bonds (Guthrie Health Issue), Series 2007, 2.447% 2017[1]	8,085	7,185
		45,547

PUERTO RICO — 1.50%
Children’s Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)	1,650	1,729
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)	1,000	1,070
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series M-2, 5.75% 2034 (put 2017)	5,500	5,625
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series M-2, AMBAC insured, 5.50% 2035 (put 2017)	4,250	4,372
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series N, 5.25% 2016	2,000	2,042
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	2,000	2,035
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	1,000	1,000
		17,873

RHODE ISLAND — 0.73%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue), Series 2002, 5.75% 2009	1,340	1,376
Health and Educational Building Corp., Hospital Fncg. Rev. Ref. Bonds (Lifespan Obligated Group Issue),
Series 2006-A, FSA insured, 5.00% 2015	2,635	2,776
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2011	2,000	2,054
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2014	1,250	1,275
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2015	1,250	1,266
		8,747

SOUTH CAROLINA — 1.13%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA insured, 5.875% 2009	445	450
Jobs-Econ. Dev. Auth., Hospital Improvement Rev. Bonds (Palmetto Health), Series 2007, 2.99% 2039[1]	2,000	1,923
Lexington County Health Services Dist., Inc., Hospital Rev. Ref. Bonds (Lexington Medical Center), Series 2007, 5.00% 2016	1,000	1,015
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Ref. Series 2008-A-3, 5.00% 2016	1,500	1,546
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
Series 2001-B, 6.00% 2022 (preref. 2012)	2,595	2,748
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Ref. Bonds, Series 2008, 5.00% 2018	6,000	5,818
		13,500

SOUTH DAKOTA — 0.19%
Education Loans Inc., Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010	1,070	1,102
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009	1,135	1,159
		2,261

TENNESSEE — 2.39%
Housing Dev. Agcy., Homeownership Program Bonds, Issue 2006-1, AMT, 5.75% 2036	1,330	1,354
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2001, 5.00% 2009	1,935	1,958
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2002, 5.05% 2012	2,440	2,412
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist Memorial Health Care),
Series 2004-A, 5.00% 2020 (put 2008)	2,500	2,501
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
(Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009	2,000	2,010
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2013	500	501
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2014	5,000	4,976
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2015	10,000	9,881
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.25% 2017	2,875	2,846
		28,439

TEXAS — 15.06%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest Products Corp. Project),
Series 1991, 5.65% 2012	1,000	985
Austin Convention Enterprises, Inc., Convention Center Hotel Rev. Ref. Bonds, Series 2006-A, XLCA insured, 5.25% 2015	1,280	1,288
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2008, 5.00% 2018	2,500	2,703
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	2,235	2,419
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	2,000	2,161
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply Project),
Series 2005, AMBAC insured, 5.00% 2014	2,045	2,195
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC insured, 0%/4.20% 2015[3]	1,700	1,326
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	1,025	1,113
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	1,080	1,169
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010	1,000	1,043
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	2,590	2,812
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds, Series 2007-A, 5.00% 2018	5,500	5,930
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds,
Series 2005, 5.00% 2015	955	1,021
Dallas Area Rapid Transit, Sales Tax Rev. Bonds, Series 2008, 5.00% 2018	1,000	1,085
Dallas Area Rapid Transit, Sales Tax Rev. Ref. Bonds, Series 2007, AMBAC insured, 5.00% 2016	2,000	2,171
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014	1,000	1,081
G.O. Bonds (Veterans’ Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	1,685	1,711
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2011	1,500	1,578
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2012	1,750	1,844
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2013	1,000	1,053
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2014	1,500	1,579
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
Series 1997-A, MBIA insured, 6.00% 2009	3,215	3,289
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
Series 1997-A, MBIA insured, 6.00% 2010	1,500	1,562
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2010	1,705	1,768
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2011	1,000	1,051
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2009	700	712
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2010	735	764
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2011	770	811
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2012	810	860
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010	1,585	1,675
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	5,000	5,307
Harris County, Toll Road Unlimited Tax and Rev. Ref. Bonds, Series 2007-C, 5.00% 2016	5,000	5,441
City of Houston, Airport System Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012	915	921
City of Houston, Airport System Rev. Ref. Bonds, Series 2007-B, FGIC insured, 5.00% 2017	1,000	1,039
Houston Independent School Dist. (Harris County), Limited Tax Schoolhouse Bonds, Series 2008, 5.00% 2018	1,500	1,604
Port of Houston Auth. of Harris County, Unlimited Tax Forward Ref. Bonds, Series 2006-A, AMT, MBIA insured, 5.00% 2015	1,530	1,578
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School Building Bonds,
Series 2002-A, 5.25% 2011	1,000	1,063
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010	1,500	1,563
Mission Econ. Dev. Corp., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2008, AMT, 6.00% 2020 (put 2013)	3,500	3,511
Municipal Gas Acquisition and Supply Corp. I, Gas Supply Rev. Bonds, Series 2006-A, 5.00% 2015	3,500	3,274
Municipal Gas Acquisition and Supply Corp. I, Gas Supply Rev. Bonds, Series 2006-A, 5.25% 2017	1,500	1,401
Municipal Gas Acquisition and Supply Corp. II, Gas Supply Rev. Bonds, Series 2007-A, 2.56% 2017[1]	2,500	2,372
North Central Texas Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
Series 2002, 5.50% 2010	1,140	1,187
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
Series 2002-A, 5.00% 2008	1,635	1,648
North Texas Tollway Auth., System Rev. Ref. Bonds, Current Interest Bonds, Series 2008-A, 5.50% 2018	3,000	3,197
North Texas Tollway Auth., System Rev. Ref. Bonds, Current Interest Bonds, Series 2008-A, 6.00% 2019	3,000	3,277
North Texas Tollway Auth., System Rev. Ref. Bonds, Series 2008-E, Subseries 2008-E-3, 5.75% 2038 (put 2016)	7,350	7,723
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010	1,000	1,055
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-A, 5.50% 2010	4,740	4,895
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,313
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2010	1,000	1,028
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2007, AMT, FSA insured, 5.00% 2016	1,000	1,009
City of San Antonio, Passenger Fac. Charge and Airport System Rev. Improvement Bonds,
Series 2007, AMT, FSA insured, 5.00% 2016	1,000	1,001
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series 1998, 5.00% 2009	990	993
City of San Antonio, General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,696
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011	985	1,048
City of San Antonio, Electric and Gas Systems Rev. Bonds, New Series 2006-A, 5.00% 2015	1,000	1,085
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.375% 2015	5,480	6,064
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014	1,500	1,644
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011 (preref. 2009)	1,555	1,583
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)	50	53
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2016	1,000	1,042
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2017	1,000	1,038
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project),
Series 2007, 5.00% 2015	1,170	1,175
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project),
Series 2007, 5.00% 2016	1,280	1,271
Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, 5.10% 2010 (preref. 2009)	1,000	1,028
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds,
Series 2002, FSA insured, 5.00% 2010	400	417
Tomball Hospital Auth., Hospital Rev. Ref. Bonds, Series 2005, 5.00% 2015	1,355	1,367
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,579
Transportation Commission, G.O. Mobility Fund Bonds, Series 2008, 5.00% 2017	4,000	4,329
Transportation Commission, G.O. Mobility Fund Bonds, Series 2008, 5.00% 2018	4,250	4,585
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2015	6,670	7,379
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2004-B, 5.25% 2016	10,090	11,169
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System),
Series 2003, MBIA insured, 5.00% 2010 (escrowed to maturity)	2,040	2,143
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System),
Series 2003, MBIA insured, 5.00% 2011 (escrowed to maturity)	3,715	3,938
Weslaco Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2015	2,360	2,554
		179,346

UTAH — 0.27%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018	1,035	1,073
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018	540	537
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019	605	612
Housing Corp., Single-family Mortgage Bonds, Series 2007-A-1, Class III, AMT, 4.625% 2027	980	953
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
1998 Issue D-2, AMT, 5.25% 2012	25	26
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-E-1, AMT, 5.25% 2012	15	15
		3,216

VIRGINIA — 0.85%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.),
Series 2002, AMT, 6.25% 2027 (put 2012)	1,000	1,008
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured, 6.10% 2011	2,000	2,092
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011	1,500	1,555
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,036
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2014	2,735	2,889
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019 (preref. 2012)	1,500	1,589
		10,169

VIRGIN ISLANDS — 0.40%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,823

WASHINGTON — 2.66%
Public Utility Dist. No. 1 of Clark County, Electric System Rev. and Ref. Bonds, Series 2007, FGIC insured, 5.00% 2017	2,000	2,107
G.O. Bonds and Motor Vehicle Fuel Tax G.O. Bonds, Series 1992-B and AT-7, 6.40% 2017	9,400	10,930
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	2,500	2,708
Health Care Facs. Auth., Rev. Bonds (Kadlec Medical Center), Series 2006-A, ASSURED GUARANTY insured, 5.00% 2013	915	976
King County, Public Hospital Dist. No. 1, Limited Tax G.O. and Ref. Bonds,
Series 2008-A, ASSURED GUARANTY insured, 5.00% 2016	2,595	2,786
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011	1,895	2,007
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009	550	551
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project),
Series 2003, XLCA insured, 5.00% 2011	2,000	2,106
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds, Series 2005, FSA insured, 5.00% 2013	1,000	1,082
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010	1,000	1,012
Housing Auth. of the City of Seattle, Capital Fund Program Rev. Bonds (High Rise Rehabilitation Program – Phase III),
Series 2007, AMT, FSA insured, 4.55% 2017	1,585	1,578
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds, Series 2002-B, FSA insured, 5.25% 2011	2,000	2,147
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001, AMBAC insured, 5.25% 2011	1,650	1,744
		31,734

WISCONSIN — 2.87%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010	750	756
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012	3,000	3,060
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	875	861
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds
(Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	3,500	3,170
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,519
Health and Educational Facs. Auth., Rev. and Ref. Bonds (Wheaton Franciscan Services, Inc. System),
Series 2002, 6.00% 2016 (preref. 2012)	1,230	1,368
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
Series 2001, 5.65% 2009	1,935	2,003
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
Series 2003-D, FSA insured, 5.00% 2011	2,515	2,666
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services, Inc. System), Series 2003-A, 5.00% 2008	1,595	1,596
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services, Inc. System), Series 2003-A, 5.00% 2012	2,065	2,082
Housing and Econ. Dev. Auth., Single-family Mortgage Housing Rev. Bonds, Series 2000-C, MBIA insured, 4.35% 2009	595	603
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010	2,200	2,339
Village of Weston, Pollution Control Rev. Ref. Bonds (Wisconsin Public Service Corp. Projects), Series 2006, 3.95% 2013	5,000	5,128
		34,151

MULTI-STATE — 0.83%
MuniMae TE Bond Subsidiary, LLC, Series A, AMT, 6.875% cumulative preferred (undated)[2]	2,000	2,054
MuniMae TE Bond Subsidiary, LLC, Series A-2, AMT, 4.90% cumulative preferred (undated)[2]	2,000	1,934
MuniMae TE Bond Subsidiary, LLC, Series A-3, AMT, 4.95% cumulative preferred (undated)[2]	6,000	5,945
		9,933

Total bonds & notes (cost: $1,129,881,000)		1,118,938

Short-term securities — 4.78%

City of Valdez, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska) Inc. Project), Series 2003-C, 2.10% 2037[1]	200	200
Parish of Plaquemines, State of Louisiana, Environmental Rev. Bonds (BP Exploration & Oil Inc. Project),
Series 1994, AMT, 2.35% 2024[1]	1,600	1,600
Colorado Health Facs. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System),
Series 2003-B, 2.20% 2038[1]	2,500	2,500
Kansas Dev. Fin. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System),
Series 2006-D, 2.10% 2031[1]	4,800	4,800
State of Connecticut, Health and Educational Facs. Auth., Rev. Bonds (Yale University Issue),
Series 2001-V-2, 1.60% 2036[1]	4,100	4,100
State of Florida, Jacksonville Electric Auth., Electric System Rev. Bonds, Series 2001-B, 2.10% 2030[1]	1,600	1,600
Commonwealth of Massachusetts, G.O. Ref. Bonds (Demand Bonds), Series 1998-A, 2.10% 2016[1]	2,000	2,000
Massachusetts Health and Educational Facs. Auth., Demand Rev. Bonds (Stonehill College Issue),
Series 2008-K, 2.12% 2037[1]	4,700	4,700
Maryland Health and Higher Educational Facs. Auth., Rev. Bonds (Johns Hopkins University Issue),
Series 2005-A, 2.10% 2036[1]	1,500	1,500
Maryland Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Medical Center Issue),
Series 2007-D, 2.08% 2042[1]	2,600	2,600
North Carolina Capital Facs. Fin. Agcy., Recreational Facs. Rev. Bonds (Young Men’s Christian Assn. of
Greater Charlotte Project), Series 2007-B, 2.20% 2029[1]	750	750
Nebraska Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2007-F, AMT, 2.35% 2037[1]	1,800	1,800
New Hampshire Health and Education Facs. Auth., Rev. Bonds (Dartmouth College Issue), Series 2002, 2.18% 2032[1]	4,200	4,200
City of New York, G.O. Bonds, Fiscal 2008 Series J, Subseries J-3, 1.95% 2023[1]	3,800	3,800
State of Oregon, G.O. Veterans’ Welfare Bonds, Series 84, 2.08% 2040[1]	1,700	1,700
Lawrence County, South Dakota, Pollution Control Rev. Ref. Bonds (Homestake Mining Co. of California Project),
Series 1997-B, 2.06% 2032[1]	600	600
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 1997, 2.20% 2027[1]	805	805
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 2003, 2.20% 2033[1]	655	655
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 2004, 2.20% 2034[1]	2,720	2,720
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 2005, 2.20% 2035[1]	3,755	3,755
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool),
Series 2006, 2.20% 2036[1]	1,300	1,300
City of Houston, Texas, G.O. Notes, Series D, TECP, 1.40% 9/9/2008	1,100	1,100
Board of Regents of the University of Texas System, Rev. Fncg. System Ref. Bonds, Series 2001-A, 1.85% 2013[1]	2,700	2,700
Board of Regents of the University of Texas System, Rev. Fncg. System, Series 2002-A, TECP, 1.40% 8/18/2008	2,000	2,000
Virginia Small Business Fncg. Auth., Tax-Exempt Rev. Bonds (Virginia Museum of Fine Arts Foundation Project),
Series 2005, 2.12% 2035[1]	2,300	2,300
Tulalip Tribes of Tulalip Reservation, Washington, Demand Capital Projects and Ref. Bonds, Series 2007, 2.22% 2019[1]	1,100	1,100

Total short-term securities (cost: $56,885,000)		56,885

Total investment securities (cost: $1,186,766,000)		1,175,823
Other assets less liabilities		14,804

Net assets		$1,190,627

1Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,327,000, which represented 1.29% of the net assets of the fund.
3Step bond; coupon rate will increase at a later date.

Key to abbreviations

Agcy. = Agency	Dist. = District	G.O. = General Obligation
AMT = Alternative Minimum Tax	Econ. = Economic	Preref. = Prerefunded
Auth. = Authority	Fac. = Facility	Redev. = Redevelopment
Certs. of Part. = Certificates of Participation	Facs. = Facilities	Ref. = Refunding
Dept. = Department	Fin. = Finance	Rev. = Revenue
Dev. = Development	Fncg. = Financing	TECP = Tax-Exempt Commercial Paper

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-943-0908O-S15874

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Limited Term Tax-Exempt Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Limited Term Tax-Exempt Bond Fund of America (the "Fund") as of July 31, 2008, and for the year then ended and have issued our unqualified report thereon dated September 11, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of July 31, 2008 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
September 11, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and Principal Executive Officer

Date: October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and Principal Executive Officer

Date: October 8, 2008

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 8, 2008